Exhibit 99.1

PARETEUM TO USE VOLUNTARY CHAPTER 11 PROCESS TO FACILITATE EFFICIENT SALE PROCESS AND POSITION BUSINESS FOR LONG-TERM SUCCESS; COMPANY TO MAINTAIN OPERATIONS AS USUAL

Continues to empower enterprises, communications service providers, early-stage innovators, developers, Internet-of-Things (IoT) and telecommunications infrastructure providers

Enters Chapter 11 process with $6 million of committed DIP financing

NEW YORK—May 15, 2022 – Pareteum Corporation (OTC: TEUM) and certain affiliates (collectively, “Pareteum” or the “Company”), a global cloud Communications-Platform-as-a-Service (CPaaS) company, today announced that the Company filed for voluntary protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Company intends to execute a strategic asset sale under section 363 of the Bankruptcy Code while addressing legacy issues to best position the business for future success.

Prior to the filing of the Company’s Chapter 11 cases, the Company’s Board of Directors and management evaluated a wide range of strategic alternatives and implemented a strategic asset sale strategy. After a thorough marketing process to obtain a “stalking horse bidder” for a court-supervised sale process and as a result of arm’s length negotiations, Circles MVNE Pte. Ltd. (“Circles”) has combined with Channel Ventures Group, LLC (“CVG”) to execute a stalking horse asset purchase agreement for substantially all of the assets of the Company. Circles has agreed to acquire the Company’s Mobile Virtual Network Enabler (MVNE) business and associated contracts, and CVG has agreed to acquire the Company’s Mobile Virtual Network Operator (MVNO), IDM, iPass, and Small and Medium Business Enterprise (SMB) businesses and associated contracts. These agreements are subject to higher and better offers, among other conditions, as well as approval from the Bankruptcy Court.

The Company expects to continue operations as usual during the Chapter 11 process and complete the process in a swift manner. To help fund and protect its operations, Pareteum has received a commitment from Circles for up to $6 million in debtor-in-possession (“DIP”) financing. Upon approval from the Bankruptcy Court, the DIP financing, along with normal operating cash flows and the consensual use of cash collateral, will fund post-petition operations and costs under normal terms.

“Pareteum has faced numerous challenges in the last few years, especially in light of an increased cost of capital and the COVID-19 pandemic and has been working towards resolving legacy corporate issues while making progress to lay a foundation for future growth,” said Bart Weijermars, Pareteum’s interim Chief Executive Officer. “Despite our business challenges, our products and services that we provide to customers remain strong and relevant in this competitive industry. We look forward to using this process to position our business for sustained future success across our business lines. By taking today’s decisive and positive step, we are confident that under new ownership, the business can be best positioned for growth and to reach necessary scale and its full potential. In the meantime, we will continue to place the needs of our customers first, and I am thankful for everyone at Pareteum who works relentlessly to deliver top-tier products and services to our global customer base. I would also like to express my utmost sincere gratitude to our valued customers with whom we are honored to partner.”

The Company has filed customary motions with the Bankruptcy Court intended to allow Pareteum to maintain operations in the ordinary course including, but not limited to, paying employees and continuing existing benefits programs, meeting commitments to customers and fulfilling go-forward obligations, including vendor payments. Such motions are typical in the Chapter 11 process and Pareteum anticipates that they will be heard in the first few days of its Chapter 11 cases.

For more information about the Company’s Chapter 11 cases, including claims information, please visit www.kccllc.net/pareteum or contact KCC, the Company’s noticing and claims agent, at 888-201-2205 (for toll-free U.S. and Canada calls) or 310-751-1839 (for tolled international calls).

King & Spalding LLP is serving as legal counsel, FTI Capital Advisors, LLC is serving as investment banker and FTI Consulting is serving as restructuring advisor to Pareteum.

About Pareteum Corporation

Pareteum is a cloud software communications platform company with a mission—to Connect Every Person and Every(Thing)TM. As a global provider of Communications Platform-as-a-Service (CPaaS) solutions with operations in North America, Latin America, Europe, Middle East and Africa, and Asia-Pacific regions, Pareteum empowers enterprises, communications service providers, early-stage innovators, developers, Internet-of-Things (IoT), and telecommunications infrastructure providers with the freedom and control to create, deliver and scale innovative communications experiences. The Pareteum platform connects people and devices around the world using the secure, ubiquitous, and highly scalable solution to deliver data, voice, video, SMS/text messaging, media, and content enablement. For more information, please visit www.pareteum.com and follow the company on LinkedIn.

Forward-Looking Statements

Certain statements contained herein constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. With the exception of historical matters, the matters discussed in this release are forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would” and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. However, our actual results may differ materially from those contained in, or implied by, these forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: risks and uncertainties associated with the integration of the assets and operations we have acquired and may acquire in the future; our possible inability to raise additional capital that will be necessary to expand our operations; the substantial doubt about our ability to continue as a going concern expressed in the most recent report on our audited financial statements; our failure to have filed required periodic reports in a timely manner; our potential lack of revenue growth; the length of our sales cycle; pending investigations by the SEC and other lawsuits; the outbreak and impact of the novel coronavirus (COVID-19) on the global economy and our business, including the impact on global supply chains; risks arising from market disruptions resulting from Russia’s invasion of Ukraine and the sanctions imposed on Russia as a result; our potential inability to add new products and services that will be necessary to generate increased sales; our potential inability to develop and successfully market platforms or services or our inability to obtain adequate funding to implement or develop our business; our ability to successfully remediate the material weakness in our internal control over financial reporting within the time periods and in the manner currently anticipated; the effectiveness of our internal control over financial reporting, including the identification of additional control deficiencies; risks related to restrictions and covenants in our convertible debt facility that may adversely affect our business; risks related to our current noncompliance with certain terms under our senior secured convertible indebtedness; our potential loss of key personnel and our ability to find qualified personnel; international, national regional and local economic political changes, political risks, and risks related to global tariffs and import/export regulations; fluctuations in foreign currency exchange rates; our potential inability to use and protect our intellectual property; risks related to our continued investment in research and development, product defects or software errors, or cybersecurity threats; general economic and market conditions; regulatory risks and the potential consequences of non-compliance with applicable laws and regulations; increases in operating expenses associated with the growth of our operations; risks related to our capital stock, including the potentially dilutive effect of issuing additional shares and the fact that shares eligible for future sale may adversely affect the market for our common stock; the possibility of telecommunications rate changes and technological changes; disruptions in our networks and infrastructure; the potential for increased competition and risks related to competing with major competitors who are larger than we are; our positioning in the marketplace as a smaller provider; risks resulting from the restatement of certain of our financial statements; and the other risks discussed in our Form 10-K for the year ended December 31, 2020. Except to the extent required by applicable laws or rules, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Investor & Media Inquiries

PareteumCommunications@fticonsulting.com